LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                $[1,230,787,000]

                (APPROXIMATE OFFERED, SUBJECT TO +/-10% VARIANCE)

                                   LXS 2005-5

                            POOL 3 SENIOR TERM SHEET

                     SENIOR / SUBORDINATE REMIC CERTIFICATES

                    AURORA LOAN SERVICES LLC, MASTER SERVICER

                                  TBD, TRUSTEE

------------------------------------------------------------------------------------------------------
                                                                                LEGAL
                 APPROXIMATE          INITIAL              CREDIT               FINAL        EXPECTED
   CLASS          SIZE ($)           COUPON(1)         SUPPORT (%)(2)         MATURITY        RATINGS
------------------------------------------------------------------------------------------------------
   1-A1        [$501,079,000]           N/A                 N/A             [11/25/2035]     [AAA/Aaa]
   1-A2        [$183,730,000]           N/A                 N/A             [11/25/2035]     [AAA/Aaa]
   1-A3         [$75,161,000]           N/A                 N/A             [11/25/2035]     [AAA/Aaa]
   2-A1        [$344,828,000]           N/A                 N/A             [11/25/2035]     [AAA/Aaa]
   2-A2         [$38,315,000]           N/A                 N/A             [11/25/2035]     [AAA/Aaa]
  3-A1(3)      [$900,575,000]       [TBD + [ ]%]          [40.00%]          [11/25/2035]     [AAA/Aaa]
  3-A2(3)      [$330,212,000]       [TBD + [ ]%]          [18.00%]          [11/25/2035]     [AAA/Aaa]
  3-A3(3)      [$135,086,000]       [TBD + [ ]%]          [9.00%]           [11/25/2035]     [AAA/Aaa]
  Subs(4)          $[TBD]               NA                   NA                   NA             N/A
------------------------------------------------------------------------------------------------------

(1) The Class 3-A1 and Class 3-A2 Certificates (the, "Class A Certificates") will accrue interest at a rate of an index plus a specified spread subject to the applicable Net Funds Cap. The Subordinate Certificates will accrue interest at a rate of One Month LIBOR plus a specified spread subject to the applicable Net Funds Cap. The spread on the Class A Certificates will increase to 2.0 times the stated spread and the spread on the Subordinate Certificates will increase to 1.5 times the stated spread for such class on each Distribution Date occurring after the date on which the 1% Optional Termination may be exercised. One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2) The Class A and Subordinate Certificates will have the benefit of credit support provided by (i) overcollateralization and (ii) excess spread.

(3) Under certain scenarios, when the aggregate balance of the related subordinate certificates is reduced to zero, the related overcollateralization is equal to or less than zero and there is no excess interest, the senior certificates from the related mortgage pool will pay principal sequentially, instead of pro rata.

(4) The Subs represent the Subordinate Classes and along with the Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, and Class 3-A3 are not offered hereby.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW

     o The issuer will be Lehman XS Trust, Series 2005-5 and the transaction will be found on Bloomberg under the symbol "LXS".

     o The mortgage loans were originated by IndyMac (69.84%) and Countrywide (30.16%).

     o The collateral will be comprised of three pools of 12-month MTA negative amortization ARMs ("Option ARMs"). The Mortgage Loans will have a weighted average Life Ceiling of 9.989%, and will feature a Maximum Negative Amortization Limit of either 115% or 110%.

     o Each Mortgage Loan has either a one month or three month teaser rate that ranges from 1.000% to 5.308%. As of the Statistical Cut-Off Date, approximately 22.57% of the mortgage loans are still in the teaser rate period. Below is a summary of the mortgage loans based on the Statistical Cut-Off Date collateral:

------------------------------------------------------------------------------------
                                              GROSS      NET       GROSS     WA LIFE
 POOL       LOAN TYPE           BALANCE        WAC       WAC       MARGIN    CEILING
------------------------------------------------------------------------------------
            MTA/Option
Pool 1      ARM            $835,132,558.55    4.943%    4.555%     2.977%     9.985%
------------------------------------------------------------------------------------
            MTA/Option
Pool 2      ARM            $421,036,657.89    4.916%    4.541%     3.109%     9.990%
------------------------------------------------------------------------------------
            MTA/Option
Pool 3      ARM          $1,500,959,739.27    5.027%    4.645%     3.059%     9.991%
------------------------------------------------------------------------------------

     o After the one to three month teaser rate period, the interest rates on the Mortgage Loans may adjust monthly but their monthly payments and amortization schedules adjust annually and are not subject to periodic caps.

     o All of the loans that were originated by Countrywide and 75.46% of the loans that were originated by IndyMac, the first payment change date will be the first day of the month on which the thirteenth monthly payment is due and every twelve months thereafter. For the remaining 24.54% of the IndyMac loans, the first payment change date will be the first day of the month on which the sixty-first payment is due and every twelve months thereafter. On each payment change date, the payment changes to the fully amortizing amount of the current interest rate, principal balance, and remaining term, subject to the payment cap.

     o On each payment change date (with the exception of each fifth payment change date, the final payment change date and any payment date in which the Maximum Negative Amortization Limit has been reached), any increase in the monthly payment shall be limited to an amount no more than 7.50% of the payment amount (P&I) for the previous period. The monthly payment for each Mortgage Loan is recast every five years without provision for the payment cap.

     o The required monthly payment may also be less than the accrued interest for such Mortgage Loan which, under this instance, negative amortization would occur. In order to keep borrowers informed of how interest rate changes could affect their normal amortization schedule each month, the borrower is provided three Payment Options that are greater than the required minimum monthly payment as follows: (1) the amount that would cover the interest accrual for the month (the interest-only amount); (2) the amount that would amortize the Mortgage Loan fully at the original maturity date (the thirty year fully amortizing amount); and (3) the amount that would amortize the Mortgage Loan to a fifteen year maturity date (the fifteen year fully amortizing amount).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

     o To the extent that the amount of interest calculated for any class is limited by the application of the applicable Net Funds Cap (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of the Basis Risk Shortfall or Unpaid Basis Risk Shortfall with interest thereon at the applicable Interest Rate (calculated without regard to the applicable Net Funds Cap).

     o A swap will be purchased for the benefit of the trust that is intended to help mitigate the basis risk mismatch between One Month LIBOR and 12 Month MTA.

     o 1% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance of the mortgage loans in the related Mortgage Pool is less than 1% of the Cut-Off Date balance.

CREDIT ENHANCEMENT

     o Credit enhancement for the benefit of the Certificateholders will be provided by (1) excess interest, (2) overcollateralization, and (3) subordination.

     o Realized Losses on the loans in the Mortgage Pool in excess of available overcollateralization and excess interest will have the effect of reducing amounts distributable in respect of the Subordinate Certificates in reverse order of seniority before reducing amounts distributable in respect of the Class A Certificates. The balances of the Class A Certificates will not be reduced by Realized Losses.

     o If losses on the Mortgage Loans are such that the aggregate principal amount of the Subordinate Certificates is reduced to zero and there is no excess interest and overcollateralization, distributions of principal that would otherwise be distributed to the Class 3-A1, Class 3-A2 and Class 3-A3 Certificates on a pro rata basis will thereafter be distributed sequentially to the Class 3-A1, Class 3-A2 and Class 3-A3 Certificates, in that order, until the principal amount of each such class is reduced to zero. This sequential ordering rule will continue irrespective of whether there is overcollateralization and excess interest in subsequent periods.

NEGATIVE AMORTIZATION

     o Since the Mortgage Loans are subject to Negative Amortization, the Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to the related Mortgage Pool may be offset by principal prepayments.

     o Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to all of the related Certificates, pro rata, according to their respective principal amount, in reduction of the interest distributable to such Class for such Distribution Date.

--------------------------------------------------------------------------------
 ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE CURRENT COLLATERAL
      BALANCES AS OF SEPTEMBER 1, 2005 (THE "STATISTICAL CALCULATION DATE") UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN ANY
SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT
          SUPERSEDES THE INFORMATION IN ALL PRIOR TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS
Cut-off Date:              October 1, 2005

Statistical Cut-Off Date:  October 1, 2005

Settlement Date:           October 31, 2005

Distribution Date:         25th of each month (or if such day is not a business day, the next succeeding
                           business day), commencing in November 2005

Issuer:                    Lehman XS Trust ("LXS"), Series 2005-5

Depositor:                 Structured Asset Securities Corporation

Trustee:                   TBD

Pricing Speed:             25% CPR

Master Servicer:           Aurora Loan Services LLC ("ALS")

Certificates:              "Senior Certificates": Class A Certificates

                           "Super Senior Certificates": Class 3-A1 Certificates

                           "Mezzanine Senior Certificates": Class 3-A2 Certificates

                           "Certificates": Senior and Subordinate Certificates

Master Servicer Fee:       The Master Servicer will be paid a monthly fee (the "Master Servicing Fee
                           ") equal to the investment earnings derived from principal and interest collections received on the mortgage loans on deposit in the Collection
                           Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the
                           Deposit Date.

Day Count:                 [Actual/360] for the Class A Certificates

Accrual Period:            [The "Accrual Period" applicable to the Class A Certificates with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Distribution
                           Date, October 25, 2005) and ending on the day immediately preceding the related Distribution Date.]

Settlement:                The Senior Certificates will settle with accrued interest.

Delay Days:                [0] day delay for the Class A Certificates

Collection Period:         The "Collection Period" with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:              All the Class A and Subordinate Certificates are book-entry form through
                           DTC.

Minimum Denomination:      Minimum $25,000; increments $1 in excess thereof for the Senior Certificates

Tax Status:                REMIC for Federal income tax purposes.

SMMEA Eligibility:         The Class A Certificate will be SMMEA eligible.

ERISA Eligibility:         The Class A Certificates are expected to be ERISA eligible.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman
Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities
Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus
are referred to collectively, and the Offering Memorandum is referred to, as the "Offering
Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers
Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)
Trigger Event:             A "Trigger Event" will be in effect with respect to any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in
                           effect for such Distribution Date.

Delinquency Event:         A "Delinquency Event" will be in effect with respect to any Distribution
                           Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds TBD% of the Senior
                           Enhancement Percentage for such Distribution Date.

Rolling Three Month
Delinquency Rate:          The "Rolling Three Month Delinquency Rate" with respect to any
                           Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second
                           Distribution Dates) immediately preceding months.

Delinquency Rate:          The "Delinquency Rate" for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties)
                           as of the close of business on the last day of such month, and the denominator of which is the principal balance of the mortgage loans as of the close of business on the last day of such month.

Cumulative Loss Trigger
Event:                     A "Cumulative Loss Trigger Event" will have occurred with respect to any
                           Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the mortgage loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance,
                           exceeds the applicable percentages described below with respect to such
                           Distribution Date:

                           --------------------------------------------------------------------------------
                           Month        Distribution Date                     Loss Percentage
                           --------------------------------------------------------------------------------
                                                                TBD% for the 1st month + 1/12th of TBD% for
                           37-48      Nov 2008 to Oct 2009                  each month therafter
                           --------------------------------------------------------------------------------
                                                                TBD% for the 1st month + 1/12th of TBD% for
                           49-60      Nov 2009 to Oct 2010                  each month therafter
                           --------------------------------------------------------------------------------
                                                                TBD% for the 1st month + 1/12th of TBD% for
                           61-72      Nov 2010 to Oct 2011                  each month therafter
                           --------------------------------------------------------------------------------
                                                                TBD% for the 1st month + 1/12th of TBD% for
                           73-84      Nov 2011 to Oct 2012                  each month therafter
                           --------------------------------------------------------------------------------
                            85+       Nov 2012 and thereafter                       TBD%
                           --------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman
Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities
Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus
are referred to collectively, and the Offering Memorandum is referred to, as the "Offering
Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers
Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)
Targeted Percentages:      After the Stepdown Date and if a Trigger Event is not in effect, the classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each
                           Distribution Date:

                           ------------------------------------------------
                           Class             Target Percent
                           ------------------------------------------------
                                    Pre 11/2011     11/2011 and thereafter
                           ------------------------------------------------
                             A          TBD%               TBD%
                           ------------------------------------------------
                           Subs         TBD%               TBD%
                           ------------------------------------------------

                           For the Class A Certificates, before the Distribution Date in November
                           2011, the target balance is approximately TBD% of the ending collateral balance, and thereafter TBD% of the ending collateral balance. For the
                           Subordinate Certificates, before the Distribution Date in November 2011, the target balance is approximately TBD% of the ending collateral balance, and thereafter TBD% of the ending collateral balance. Prior to the Stepdown Date or when a Trigger Event is in effect, the classes will be paid down sequentially until the aggregate certificate principal balance equals the Target Amount.

Pool 3 Net Funds Cap:      The "Pool 3 Net Funds Cap" with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the scheduled interest remittance amount from the Pool 3 Mortgage Loans for such date and (2)
                           12, and the denominator of which is the balance of Pool 3 Mortgage Loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such
                           Distribution Date. The Pool 3 Net Funds Cap will be applicable to the
                           Class A Certificates.

Subordinate Net Funds Cap: The "Subordinate Net Funds Cap" with respect to each Distribution Date will be the weighted average of each pool's net funds cap weighted on the basis of the Pool Subordinate Amount for each such pool of mortgages.

Pool Subordinate Amount:   The excess of the pool balance for such pool of mortgages for the immediately preceding Distribution Date (or the Cut-off Date in the case of the first Distribution Date) over the aggregate principal amount of the Class A Certificates applicable to such pool immediately prior to the related Distribution Date.

Basis Risk Shortfall:      To the extent that the coupons on the Class A and the Subordinate
                           Certificates are limited by the applicable Net Funds Cap, that class will have a "Basis Risk Shortfall" and will be entitled to the amount. If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the applicable Net Funds Cap.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman
Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities
Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus
are referred to collectively, and the Offering Memorandum is referred to, as the "Offering
Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers
Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

INTEREST PAYMENT PRIORITY:
--------------------------

On each Distribution Date, the Pool 3 remittance amount for such date will be Mortgage Loans' interest distributed as follows:

     1)   To pay interest pro rata to the Class A Certificates;

     2)   To pay interest to the Subordinate Certificates, in that order; and

     3) All remaining amounts of interest will be used as excess interest for the following:

               a.   To build and maintain the overcollateralization amount;

               b.   To pay back Basis Risk Shortfalls, by seniority;

               c. To pay back previous writedown amounts on the Subordinate Certificates, in that order.

--------------------------------------------------------------------------------
                              TRANSACTION CONTACTS
--------------------------------------------------------------------------------
MBS TRADING AND STRUCTURING             Khalil Kanaan        (212) 526-8320
                                        Brendan Garvey       (212) 526-8320

SYNDICATE                               Kevin White          (212) 526-9519
                                        Bob Caldwell         (212) 526-9519
                                        Dan Covello          (212) 526-9519
                                        Paul Tedeschi        (212) 526-9519

MBS BANKING                             Mike Hitzmann        (212) 526-5806
                                        Nick Stimola         (212) 526-0212
                                        Sam Warren           (212) 526-1486
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                                      RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY - AGGREGATE

-------------------------------------------------------------------------------------------------
                                    LXS 2005-5-COLLATERAL SUMMARY
                                   AS OF STATISTICAL CUT-OFF DATE
-------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                               7,474    OCCUPANCY STATUS
TOTAL OUTSTANDING LOAN BALANCE          $2,757,128,955.71    Primary Home                  84.72%
AVERAGE LOAN PRINCIPAL BALANCE                   $368,896    Investment                    11.46%
PREPAYMENT PENALTY                                 58.70%    Second Home                    3.81%
WEIGHTED AVERAGE COUPON                            4.985%
WEIGHTED AVERAGE ORIGINAL RATE                     1.326%
WEIGHTED AVERAGE MARGIN                            3.042%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                  360    GEOGRAPHIC DISTRIBUTION
WEIGHTED AVERAGE REMAINING TERM
(MO.)                                                 359    (Other states account individually
                                                             for less than
                                                             5% of the Cut-off
                                                             Date principal
WEIGHTED AVERAGE LOAN AGE (MO.)                         1    balance.)
CURRENT LTV >80 AND MI                             53.60%    California                    56.51%
WEIGHTED AVERAGE CURRENT LTV                       73.71%    Florida                        7.17%
NON-ZERO WEIGHTED AVERAGE FICO                        708    Virginia                       6.33%
PAYMENT CAP                                         7.50%    New Jersey                     5.24%
ORIGINAL MONTHS TO RECAST (MO.)                        60
INDEX                                1-Year MTA (100.00%)
ORIGINATORS                              IndyMac (69.84%)
                                     Countrywide (30.16%)    LIEN POSITION
INITIAL AND SUBSEQUENT CAPS                          none    First                        100.00%
-------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman
Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities
Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus
are referred to collectively, and the Offering Memorandum is referred to, as the "Offering
Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers
Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

                                        8

LEHMAN BROTHERS                                                      RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY - POOL 1

-------------------------------------------------------------------------------------------------
                                    LXS 2005-5-COLLATERAL SUMMARY
                                   AS OF STATISTICAL CUT-OFF DATE
-------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                               1,866    OCCUPANCY STATUS
TOTAL OUTSTANDING LOAN BALANCE             835,132,558.55    Primary Home                  78.18%
AVERAGE LOAN PRINCIPAL BALANCE                   $447,552    Investment                    15.59%
PREPAYMENT PENALTY                                 32.97%    Second Home                    6.23%
WEIGHTED AVERAGE COUPON                            4.943%
WEIGHTED AVERAGE ORIGINAL RATE                     1.300%
WEIGHTED AVERAGE MARGIN                            2.977%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                  360    GEOGRAPHIC DISTRIBUTION
WEIGHTED AVERAGE REMAINING TERM (MO.)                 359    (Other states account individually
                                                             for less than
                                                             4% of the Cut-off
                                                             Date principal
WEIGHTED AVERAGE LOAN AGE (MO.)                         1    balance.)
CURRENT LTV >80 AND MI                             61.90%    California                    61.17%
WEIGHTED AVERAGE CURRENT LTV                       75.08%    Florida                        6.18%
NON-ZERO WEIGHTED AVERAGE FICO                        711    New Jersey                     4.78%
PAYMENT CAP                                         7.50%    Virginia                       4.64%
ORIGINAL MONTHS TO RECAST (MO.)                        60
INDEX - 1- YEAR MTA                                  100%
ORIGINATORS                              IndyMac (50.19%)
                                     Countrywide (49.81%)    LIEN POSITION
INITIAL AND SUBSEQUENT CAPS                          none    First                        100.00%
-------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman
Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities
Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus
are referred to collectively, and the Offering Memorandum is referred to, as the "Offering
Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers
Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                                      RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY - POOL 2

-------------------------------------------------------------------------------------------------
                                    LXS 2005-5-COLLATERAL SUMMARY
                                   AS OF STATISTICAL CUT-OFF DATE
-------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                               1,879    OCCUPANCY STATUS
TOTAL OUTSTANDING LOAN BALANCE            $421,036,657.89    Primary Home                  92.33%
AVERAGE LOAN PRINCIPAL BALANCE                   $224,075    Investment                     7.67%
PREPAYMENT PENALTY                                 89.59%
WEIGHTED AVERAGE COUPON                            4.916%
WEIGHTED AVERAGE ORIGINAL RATE                     1.398%
WEIGHTED AVERAGE MARGIN                            3.109%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                  360    GEOGRAPHIC DISTRIBUTION
WEIGHTED AVERAGE REMAINING TERM (MO.)                 359    (Other states account individually
                                                             for less than
                                                             4% of the Cut-off
                                                             Date principal
WEIGHTED AVERAGE LOAN AGE (MO.)                         1    balance.)
CURRENT LTV >80 AND MI                             42.27%    California                    51.88%
WEIGHTED AVERAGE CURRENT LTV                       70.75%    Virginia                       7.79%
NON-ZERO WEIGHTED AVERAGE FICO                        698    Florida                        7.23%
PAYMENT CAP                                         7.50%    New Jersey                     4.30%
ORIGINAL MONTHS TO RECAST (MO.)                        60    Maryland                       4.30%
INDEX - 1- YEAR MTA                                  100%
ORIGINATORS                             IndyMac (100.00%)    LIEN POSITION
INITIAL AND SUBSEQUENT CAPS                          none    First                        100.00%
-------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman
Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities
Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus
are referred to collectively, and the Offering Memorandum is referred to, as the "Offering
Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers
Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                                      RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY - POOL 3

-------------------------------------------------------------------------------------------------
                                    LXS 2005-5-COLLATERAL SUMMARY
                                   AS OF STATISTICAL CUT-OFF DATE
-------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                               3,729    OCCUPANCY STATUS
TOTAL OUTSTANDING LOAN BALANCE          $1,500,959,739.27    Primary Home                  86.23%
AVERAGE LOAN PRINCIPAL BALANCE                   $402,510    Investment                    10.23%
PREPAYMENT PENALTY                                 64.35%    Second Home                    3.54%
WEIGHTED AVERAGE COUPON                            5.027%
WEIGHTED AVERAGE ORIGINAL RATE                     1.319%
WEIGHTED AVERAGE MARGIN                            3.059%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                  360    GEOGRAPHIC DISTRIBUTION
WEIGHTED AVERAGE REMAINING TERM (MO.)                 359    (Other states account individually
                                                             for less than
                                                             5% of the Cut-off
                                                             Date principal
WEIGHTED AVERAGE LOAN AGE (MO.)                         1    balance.)
CURRENT LTV >80 AND MI                             50.49%    California                    55.22%
WEIGHTED AVERAGE CURRENT LTV                       73.77%    Florida                        7.70%
NON-ZERO WEIGHTED AVERAGE FICO                        709    Virginia                       6.85%
PAYMENT CAP                                         7.50%    New Jersey                     5.75%
ORIGINAL MONTHS TO RECAST (MO.)                        60
INDEX - 1- YEAR MTA                                  100%
ORIGINATORS                              IndyMac (72.31%)
                                     Countrywide (27.69%)    LIEN POSITION
INITIAL AND SUBSEQUENT CAPS                          none    First                        100.00%
-------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman
Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities
Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus
are referred to collectively, and the Offering Memorandum is referred to, as the "Offering
Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers
Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

                                        11